UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2013

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street Philadelphia, PA 19123
(Address of Principal Executive Offices)

(215) 873-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Compensatory Arrangements of Certain Officers

Management Incentive Program for the 2014 Fiscal Year

On December 12, 2013, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Destination Maternity Corporation (the “Company”) established the performance goals for the annual cash bonus opportunity under the Company’s Management Incentive Program (the “MIP”) for the 2014 fiscal year for each of Edward M. Krell, the Company’s Chief Executive Officer, Christopher F. Daniel, the Company’s President, Judd P. Tirnauer, the Company’s Executive Vice President & Chief Financial Officer, and Ronald J. Masciantonio, the Company’s Executive Vice President & Chief Administrative Officer (each, an “Executive”). The Company’s 2014 fiscal year ends on September 30, 2014.

For each of the annual cash bonus awards, the performance goals are specified levels of “Adjusted EBITDA,” which represents earnings before interest, taxes, depreciation and amortization, adjusted to exclude the impact of: (a) loss on impairment of tangible or intangible assets; (b) gain or loss on disposal of assets; (c) gain or loss from the early extinguishment, redemption or repurchase of debt; and (d) stock-based compensation expense. The Committee also determined that “Adjusted EBITDA” will be adjusted to exclude: (i) any expenses incurred by the Company in connection with certain extraordinary, unusual or infrequently occurring events reported in the Company’s public filings (which includes, for the 2014 fiscal year, any expenses incurred by the Company in connection with the relocation of its corporate headquarters and distribution center facilities); and (ii) the impact of any changes to accounting principles that become effective during the 2014 fiscal year.

The following levels of Adjusted EBITDA for the 2014 fiscal year will be used to determine threshold, target and maximum potential bonuses payable under the MIP:

Threshold		Target		Maximum
Threshold Level of Adjusted EBITDA (1)	% change from prior FY Adjusted EBITDA	Target Level of Adjusted EBITDA (2)	% change from prior FY Adjusted EBITDA	Maximum Level of Adjusted EBITDA (3)	% change from prior FY Adjusted EBITDA
$54,003,000	0.0%	$60,642,000	12.3%	$68,475,000	26.8%

(1)	Below this level of Adjusted EBITDA, no bonus is payable.
(2)	At this level of Adjusted EBITDA, the target level of bonus is potentially payable.
(3)	At this level of Adjusted EBITDA, the maximum level of bonus is potentially payable.

The following table sets forth the minimum, threshold, target and maximum annual cash bonuses payable to each Executive upon achievement of the above specified levels of Adjusted EBITDA under the MIP and pursuant to each Executive’s currently effective employment agreement. This table calculates the minimum, threshold, target and maximum annual cash bonuses using current base salary rates of each Executive. However, actual cash bonus amounts paid will be based on the actual base salary earned by each Executive in the 2014 fiscal year.

Executive	Target Bonus Opportunity (% of Base Salary)	Minimum ($)	Threshold ($)	Target ($)	Maximum ($)
Edward M. Krell	100%	0	160,000	800,000	1,600,000
Christopher F. Daniel	60%	0	64,200	321,000	642,000
Judd P. Tirnauer	60%	0	48,600	243,000	486,000
Ronald J. Masciantonio	60%	0	46,800	234,000	468,000

In the event of termination of employment under certain circumstances during the 2014 fiscal year, in accordance with each of their respective employment agreements, each Executive would be entitled to a pro-rata payout of his annual cash bonus (determined with reference to the actual performance of the Company for the full fiscal year).

Cash incentives potentially payable under the MIP to the Executives with respect to the Company’s 2014 fiscal year are intended to constitute “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code (“Section 162(m)”). Because payouts under the MIP depend on future corporate performance, the actual amounts the Company will pay under the MIP for the 2014 fiscal year are not yet determinable.

Grant of Restricted Stock Units to Named Executive Officers

On December 12, 2013, the Committee also established the performance goals for the award of performance-based restricted stock units (“RSUs”) under the Amended and Restated Destination Maternity Corporation 2005 Equity Incentive Plan (the “EIP”) for each Executive. The RSUs earned by an Executive, if any, will be based on the Company’s cumulative operating income, as reflected in the Company’s financials (“Operating Income”), with respect to the Company’s 2014 fiscal year through and including the Company’s 2016 fiscal year (the “Performance Period”) and will generally be further contingent on the Executive’s continued employment with the Company through the date on which the shares in respect of these RSUs, if any, are issued following the end of the Performance Period.

For this purpose, the Committee determined that Operating Income will be adjusted to exclude: (i) any changes to accounting principles that become effective during the Performance Period; (ii) any expenses incurred by the Company in connection with certain extraordinary, unusual or infrequently occurring events reported in the Company’s public filings (which includes any expenses incurred by the Company in connection with the relocation of its corporate headquarters and distribution center facilities); (iii) gain or loss from the early extinguishment, redemption, or repurchase of debt; and (iv) gain or loss from all litigation and insurance claims and recoveries.

The following levels of cumulative Operating Income over the Performance Period will be used to determine the threshold, target and maximum RSUs earned by an Executive:

The Company’s Cumulative Operating Income over the Performance Period
Threshold Level	Target Level	Maximum Level
$124,110,000	$136,516,000	$149,728,000

Nevertheless, regardless of achievement of a given performance level as set forth above, all RSUs will be forfeited if Operating Income for the 2016 fiscal year does not equal or exceed $37,494,000 (which was the Company’s Operating Income in the 2013 fiscal year).

The following table sets forth the threshold, target and maximum RSUs earned by an Executive upon achievement of the above specified levels of cumulative Operating Income:

Executive	Threshold	Target	Maximum
Edward M. Krell	7,591 RSUs	15,182 RSUs	22,773 RSUs
Christopher F. Daniel	4,007 RSUs	8,013 RSUs	12,020 RSUs
Judd P. Tirnauer	1,828 RSUs	3,655 RSUs	5,483 RSUs
Ronald J. Masciantonio	1,687 RSUs	3,374 RSUs	5,061 RSUs

The Committee will interpolate to determine the RSUs earned for all levels of cumulative Operating Income above the Threshold Level but below the Maximum Level.

If a “Change in Control” (as such term is defined in the EIP) occurs during the Performance Period and during the Executive’s employment with the Company, the Executive’s RSUs will be earned at the Target Level (as set forth above). Additionally, if an Executive’s employment with the Company is terminated prior to distribution of shares of Company stock in respect of earned RSUs (i) due to the Executive’s death, (ii) due to the Executive becoming “Disabled” (as such term is defined in the EIP), (iii) by the Company without “Cause” or (iv) by the Executive for “Good Reason” (as such terms are defined in the employment agreement between the Company and the Executive), then notwithstanding such termination of employment, the Executive will receive shares in respect of the number of the RSUs that are otherwise earned at the end of the Performance Period based on the actual performance of the Company, pro-rated for the number of days the Executive was employed during the Performance Period.

Any dividends declared on the shares of Company stock underlying the RSUs will be credited as additional RSUs based on the fair market value of the Company stock on the dividend record date. Those additional RSUs will be earned, if at all, on the same terms as the original RSUs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: December 13, 2013	DESTINATION MATERNITY CORPORATION

	By:	/s/ Judd P. Tirnauer
Judd P. Tirnauer
Executive Vice President & Chief Financial Officer